UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2023

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On January 24, 2023, PagerDuty, Inc. (the "Company") announced that as part of the Company’s ongoing actions to drive efficient growth and expand operating margins, the Company is advancing global scaling initiatives designed to increase the Company’s capacity while improving its cost structure. The changes include reallocating certain roles and realigning teams to continue to improve operational resiliency and agility, and rationalizing the Company’s real estate footprint. The immediate impact is a 7% reduction in headcount, as some roles are eliminated and new roles created in high-talent, lower-cost geographies.

The Company estimates that it will incur non-recurring charges in a range of $5.0 million to $7.0 million in connection with the headcount reductions, primarily consisting of severance payments, notice pay (where applicable), employee benefits contributions and related costs. The Company expects that the majority of the restructuring charges will be incurred in the fourth quarter of fiscal 2023 and that the implementation of the headcount reductions, including cash payments, will be substantially complete by the end of the first quarter of fiscal 2024.

Potential position eliminations are subject to legal requirements that vary by jurisdiction, which may extend this process beyond the first quarter of fiscal 2024 in certain cases. The charges that the Company expects to incur are subject to a number of assumptions, including legal requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

Concurrent with the Company’s efficient growth strategy, the Company is considering real estate rationalization in line with the distributed nature of the workforce and a changed use of office facilities. This will include early termination on specific leases, which will result in one time expenses in a range of $14.0 million to $16.0 million. The Company expects the majority of these charges will be incurred in fiscal 2024.

The above information is preliminary and subject to the completion of year-end financial reporting processes and review. The Company expects to release the final fourth quarter and fiscal 2023 financial results in more detail and host a conference call in conjunction with the quarterly earnings release in March 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the expected benefits of and timing of completion of the restructuring plan and intention to improve operational resiliency and agility in support of efficient growth, and the expected costs and charges associated therewith. Words such as “expects,” “intends,” “estimates,” “designed,” “considering,” variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to a number of factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect its ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve customers; the risk that the restructuring efforts may not generate their intended benefits, including operational resiliency and agility and a more efficient growth strategy to the extent or as quickly as anticipated; and other risks and uncertainties included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we may file with the Securities and Exchange Commission from time to time. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements included in this report represent our views as of the date of this report. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2023, the Company announced that Dave Justice has given notice that he will resign from his position as the Company’s Chief Revenue Officer, effective February, 3, 2023 to pursue other opportunities. Jeremy Kmet, previously the Company’s Senior Vice President, North America Sales and Customer Acquisition, has been appointed Senior Vice President of Global Field Operations, reporting into Chair and CEO Jennifer Tejada, effective February 1, 2023.

A copy of the Company’s press release announcing the foregoing changes is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On January 24, 2023, the Company issued a press release to publicly reaffirm its previously announced financial guidance for fiscal year 2023. The release, furnished with this Current Report on Form 8-K as an exhibit, was posted on the Company’s website (www.pagerduty.com) and distributed to the media through a newswire service.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is provided as part of this report:

Exhibit No.	Description
99.1	Press Release Issued by PagerDuty, Inc. dated January 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: January 24, 2023	By:	/s/ Shelley Webb
Shelley Webb
Senior Vice President, Legal, General Counsel, and Secretary